UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2012

NORTHEAST UTILITIES

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
800 Boylston Street Boston, Massachusetts 02199 (617) 424-2000 56 Prospect Street Hartford, Connecticut 06103 (860) 665-5000

 (Address of principle executive offices including zip code and registrant’s telephone number including area code)

One Federal Street, Building 111-4, Springfield, Massachusetts 01105

(Former name or former address, if changed since last report)

NSTAR ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	001-02301	04-1278810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 800 Boylston Street

Boston, Massachusetts 02199

(617) 424-2000

(Address of principal executive offices including zip code and registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On April 10, 2012, NSTAR, the sole shareholder of NSTAR Electric Company (the “Company”), completed its previously announced merger with Northeast Utilities.  Pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of October 16, 2010, as amended as of November 1, 2010 and December 16, 2010, by and among Northeast Utilities, NSTAR, NU Holding Energy 1 LLC, a wholly owned subsidiary of Northeast Utilities, and NU Holding Energy 2 LLC, a wholly owned subsidiary of Northeast Utilities, (as amended, the “Merger Agreement”), NU Holding Energy 1 LLC was merged with and into NSTAR and then NSTAR was merged with and into NU Holding Energy 2 LLC with NU Holding Energy 2 LLC being renamed NSTAR LLC and remaining a wholly owned subsidiary of Northeast Utilities (the “Merger”).

Item 4.01 Certifying Accountant (Dismissal and Appointment)

On April 9, 2012, in connection with the consummation of the Merger, the Company’s board of directors authorized the dismissal of PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.  The dismissal became effective upon the consummation of the Merger on April 10, 2012.

PwC’s audit reports on the Company’s’ consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2011 and 2010,  and through April 9, 2012, there have been  (1) no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years, and (2) there were no reportable events, as defined in Item 304(a)(1)(v) of        Regulation S-K.

The Company has provided PwC with a copy of the foregoing disclosures and has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements regarding PwC.  A copy of such letter, dated April 10, 2012, is attached hereto as Exhibit 16.1 to this Form 8-K.

 On April 9, 2012, also in connection with the consummation of the Merger, the board of directors of the Company authorized the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm effective with the consummation of the Merger on April 10, 2012.  During the Company’s fiscal years ended December 31, 2011 and 2010 and through the date of this Form 8-K, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements. Deloitte did not provide any written report or oral advice to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated April 10, 2012, regarding the statements made by NSTAR Electric Company in Item 4.01 of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES NSTAR ELECTRIC COMPANY (Registrants)
April 12, 2012	By: /S/ JAY S. BUTH Jay S. Buth Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)

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